Shelton Funds

California Insured Intermediate Fund

Supplement dated February 21, 2013
To the Currently Effective Direct Share Prospectus and
Shelton Funds Statement of Additional Information

Dated January 1, 2012

This supplement provides new information and should be read in conjunction with the Direct Share Prospectus and SAI.

On February 14, 2013, at the recommendation of Shelton Capital Management, the investment advisor to the series of the Shelton Funds (the “Trust”), the Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the California Insured Intermediate Fund pursuant to the terms of a Plan of Liquidation.

The California Insured Intermediate Fund is expected to cease operations, liquidate its assets and distribute the liquidation proceeds to shareholders of record on or about March 15, 2013, the liquidation date.

Prior to the Liquidation Date of the Fund, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “How to Sell Shares”.

The Fund was closed to new purchases on February 15, 2013.

Shareholders may contact Shelton Capital Management at 800-955-9988 with any questions regarding the liquidation of the California Insured Intermediate Fund.

Please Retain This Supplement for Future Reference